SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT


             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): November 7, 1996


                      DATAWATCH CORPORATION
     (Exact name of registrant as specified in its charter)



 DELAWARE                            0-19960               02-0405716
(State or other jurisdiction  (Commission file number)  (I.R.S. Employer
of incorporation or                                     Identification No.)
organization)


        234 Ballardvale Street, Wilmington,  MA      01887
       (Address of principal executive offices)    (Zip Code)



Registrant's telephone number including area code: (508) 988-9700


                      No change since last report
     (Former name or address, if changed since last report)


Item 2.  Acquisition or Disposition of Assets.

      On November 7, 1996, Datawatch Corporation (the "Company") entered into a Share Sale and Purchase Agreement (the "Purchase Agreement") with John F. Cave, Susan J. Cave and Michael A. Holman (the "Sellers"). The Sellers were the holders of all of the outstanding capital stock of Guildsoft Holdings Limited, a corporation organized under the laws of England and Wales ("Guildsoft Holdings"), which in turn owns all of the outstanding capital stock of Guildsoft Limited, a corporation organized under the laws of England and Wales ("Guildsoft"). Pursuant to the Purchase Agreement, the Company acquired all of the outstanding capital stock of Guildsoft Holdings from the Sellers in exchange for an aggregate of 125,000 shares (the "Shares") of the Company's Common Stock, $.01 par value per share. Under the terms of the Purchase Agreement, 12,500 of the Shares are being held in escrow for any future claims that the Company may have against Sellers for any breaches of the representations and warranties in the Purchase Agreement and other contingent liabilities. The purchase price and terms of the acquistion were determined in arms-length negotiations between the parties. The acquisition will be accounted for as a purchase business combination. A copy of the Purchase Agreement is attached as
Exhibit 2.1 to this Current Report on Form 8-K.

      Guildsoft provides software companies with muti-lingual telesales, support and fulfillment services across Europe. Since 1993, Guildsoft has sold and provided support services for the Company's Monarch product in Europe and has coordinated Monarch direct mail programs and has provided telesales for the Company in the United Kingdom, Germany, Scandinavia and Benelux.

      In connection with the acquisition, each of the Sellers entered into an employment agreement with Guildsoft and as employees of Guildsoft the Sellers were granted stock options to purchase an aggregate of 125,000 shares of Common Stock, $.01 par value per share, of the Company at $7.25 per share.

Item 7.  Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

          It is impracticable to provide the financial information required by Item 7(a) of Form 8-K relating to the acquisition at the time this report is filed. Such required financial information will be filed as soon as practicable, but not later than January 21, 1997.

      (b)   Unaudited Pro Forma Combined Financial Information.

          It is impracticable to provide the pro forma financial information required by Item 7(b) of From 8-K relating to the acquisition at the time this report is filed. Such required pro forma financial information will be filed as soon as practicable, but not later than January 21, 1997.

          (c)   Exhibits.

                     2.1   Share Sale and Purchase Agreement,
               dated November 7, 1996, among Datawatch
               Corporation and the individuals named on Schedule 1 contained therein, who constitute the holders of all of the outstanding shares of capital stock of Guildsoft Holdings Limited.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

      As more fully described in Item 2 to this Current Report on Form 8-K, on November 7, 1996, the Company issued 125,000 shares (the "Shares") of its Common Stock, $.01 par value per share, to John F. Cave, Susan J. Cave and Michael A. Holman (the "Sellers"). The Shares were issued to the Sellers in exchange for all of the outstanding capital stock of Guildsoft Holdings Limited, a corporation organized under the laws of England and Wales. The Shares were not registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon Regulation S under the Securities Act.



                            SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              DATAWATCH CORPORATION



                              By:/s/Bruce R. Gardner
                              -----------------------
                              Bruce R. Gardner
                              Executive Vice President



Dated:  November 22, 1996



                          EXHIBIT INDEX


  Exhibit No.               Description

     2.1          Share Sale and Purchase Agreement, dated
                  November 7, 1996, among Datawatch
                  Corporation and the individuals named on
                  Schedule 1 contained therein, who
                  constitute the holders of all of the
                  outstanding shares of capital stock of
                  Guildsoft Holdings Limited.





                                                          EXHIBIT 2.1


                        DATED 7 NOVEMBER 1996

                  SHARE SALE AND PURCHASE AGREEMENT
           relating to the entire issued share capital of

                     GUILDSOFT HOLDINGS LIMITED



                    THE VENDORS                           (1)

                    DATAWATCH CORPORATION                 (2)





            DATED 7 NOVEMBER 1996



      PARTIES

(1)   The  persons  whose names and addresses appear in column  1  of
      Schedule 1 ("the Vendors"); and

(2) Datawatch Corporation (a company incorporated under the laws of the State of Delaware) whose principal office is at 234 Ballardvale Street, Wilmington, MA 01887, United States of America ("the Purchaser").

      INTRODUCTION

(A)   The Company was incorporated in England and Wales on 13 January
      1994 under the Companies Act 1985 and is registered under number 02887429 as a private company limited by shares. It has at the date of this Agreement an authorised share capital of 3,000 pounds divided into 3,000 ordinary shares of 1 pound each of which all have been issued and are fully paid or credited as fully paid and the Vendors are the legal and beneficial owners of the Shares in the proportions shown in column 2 of Schedule 1 and as such have the right, power and authority to sell and transfer the Shares free from any claims, charges, liens, encumbrances or equities with full title guarantee.

(B) The business of the Company is that of letting of a commercial building and the business of the Subsidiary is that of the import, purchase and sale within the United Kingdom of computer software.

(C) The Vendors are willing to sell and the Purchaser is willing to purchase the Shares on the terms and subject to the conditions of this Agreement.

(D) The Vendors have delivered or arranged for the delivery to the Purchaser of a true and up-to-date copy of the Memorandum and Articles of Association of each of the Companies that are annexed to this Agreement and marked "A" and of the Accounts.

      OPERATIVE PROVISIONS

1     Interpretation

1.1 In this Agreement (including the Introduction and Schedules), except where a different interpretation is necessary in the context, the following expressions shall have the following meanings:

      the Accounts            the   audited  balance  sheet  of   the
                              Company  and the balance sheet  of  the
                              Subsidiary as at the Accounts Date  and
                              the audited profit and loss account  of
                              the  Company  and the profit  and  loss
                              account of the Subsidiary for the  year
                              ended  on  the  Accounts Date  together
                              with  the directors' reports and  other
                              documents required by law to be annexed
                              thereto together in the agreed form

      the Accounts Date       30 September 1996

      ACT                     Advance Corporation Tax

      Business Day            any  day  on  which  the  London  Stock
                              Exchange is open for business

      Board(s) the board of directors for the time being of the Purchaser and of either of the Companies as specifically referred to

      CAA                     the Capital Allowances Act 1990

      Common Stock            shares of the Purchaser's common  stock
                              at par value US$0.01

      the Company             Guildsoft   Holdings   Limited    short
                              particulars  of which are  set  out  in
                              Part 1 of Schedule 2

      the Company's Auditors  Deloitte  & Touche (Bristol)  of  Queen
                              Anne House, 69-71 Queen Square, Bristol
                              B5I 4JP

      the Companies           the Company and the Subsidiary and each
                              of them

      Completion              completion  of the acquisition  of  the
                              Shares in accordance with the terms  of
                              clause 4

      Consideration           the consideration referred to in clause
                              3

      Consideration Shares    the  aggregate consideration of 125,000
                              shares of Common Stock in the Purchaser

      the Deed of Covenant    the deed of covenant in the agreed form

      the Directors           the  persons specified as directors  of
                              any of the Companies in Schedule 2 (the
                              expression  "Director" meaning  any  of
                              them)

      the Disclosure Letter   a letter in the agreed form bearing the
                              same  date as this Agreement  from  the
                              Vendors'  Solicitors to the Purchaser's
                              Solicitors together with the  documents
                              annexed to such letter

      the Employees           those   persons  (including  directors)
                              whose  names  appear  in  the  schedule
                              annexed  to  this Agreement and  marked
                              'B'

      Environmental Law       all   laws,   regulations,   codes   of
                              practise  or guidance notes  concerning
                              the  protection  of the environment  or
                              human  health or the conditions of  the
                              work  place protection of the workplace
                              or   the   generation,  transportation,
                              storage, use, treatment or disposal  of
                              Materials of Environmental Concern

      FSA                     Financial Services Act 1986

      ICTA                    the  Income and Corporation  Taxes  Act
                              1988

      IHTA                    the Inheritance Tax Act 1984

      Incidental Amount       the    amount   of   a   Material    of
                              Environmental  Concern present  in  the
                              Environment  which is  insufficient  to
                              cause harm or have a deleterious effect
                              on the Environment

      Intellectual Property   copyrights,  trade and  service  marks,
                              trade  names, rights in logos and  get-
                              up,       inventions,      confidential
                              information,  trade secrets  and  know-
                              how, registered designs, design rights,
                              patent,  utility models, semi-conductor
                              topographies, all rights of  whatsoever
                              nature  in computer software and  data,
                              all  rights  in  plant  varieties,  all
                              rights  of  privacy and all  intangible
                              rights   and  privileges  of  a  nature
                              similar  to  any of the  foregoing,  in
                              every case in any part of the world and
                              whether   or   not   registered;    and
                              including all granted registrations and
                              all  applications for  registration  in
                              respect of any of the same

      Materials of
      Environmental           petroleum products, contaminants, chemicals,

      Concern pesticides, pollutants, hazardous, toxic or noxious, carcinogenic, radioactive, explosive, dangerous or harmful substances, materials or wastes whether man-made or artificial and in whatever form or combination



      NASDAQ                  Nasdaq National Market

      Property Option
      Agreement               the property option agreement in
                              the  agreed form to be entered into  at
                              Completion between the Company and  the
                              Vendors   (save   for  Michael   Arthur
                              Holman)

      Properties              the  properties  short  particulars  of
                              which   appear   in  Schedule   3   and
                              references  to  "the Properties"  shall
                              extend to any part or parts thereof

      the Purchaser's
      Solicitors              S J Berwin & Co of 222 Grays Inn
                              Road, London WC1X 8HB

      Relief                  the  same  meaning as in  the  Deed  of
                              Covenant

      Restricted Activities   the   businesses  carried  on  by   the
                              Companies   as  at  today's   date   as
                              described  in  paragraph  (B)  of   the
                              Introduction, in the territory in which
                              the  businesses  are operated  at  that
                              date

      SEC                     the   United   States  Securities   and
                              Exchange Commission

      Securities Act          the United States Securities Act 1933

      Security Agent          American   Stock  Transfer  and   Trust
                              Company of 40 Wall Street, New York NY,
                              10005, United States of America

      Security Agreement      the  Security agreement in  the  agreed
                              form    between   the   Vendors,    the
                              Purchasers and the Security Agent

      Security Amount         12,500 of the Consideration Shares

      Security Fund           the   Security  Amount  and  any  other
                              securities or  other property  or  cash
                              held by the Security Agent pursuant  to
                              the Security Agreement

      the Service Agreements  the  service agreements in  the  agreed form  to  be entered into on Completion
                              between the Subsidiary and each of  the
                              Vendors

      the Shares              the 3,000 issued ordinary shares of  1
                              pound each in the capital of the Company

      SSAP a statement of Standard Accounting Practice published by the former Accounting Standards Committee or the present Accounting Standards Board

      Subsidiary              Guildsoft Limited short particulars  of
                              which are set out in Part 2 of Schedule
                              2,  being  the only subsidiary  of  the
                              Company

      Taxation, Taxing
      Authority               the same respective meanings  as
                              in the Deed of and Transaction Covenant

      TCGA                    the  Taxation of Chargeable  Gains  Act
                              1992

      VAT                     Value Added Tax

      VATA                    the Value Added Tax  Act 1994

      Vendors' Group          all companies of which any Vendor is  a
                              director or which he beneficially  owns
                              or  is  interested in excess of 20%  of
                              the voting share capital

      the Vendors' Solicitors    Foot & Bowden,  21  Derry's  Cross,
                                 Plymouth, PL1 2SW

      the Warranty               the    warranty,   representation   and
                                 undertaking given in clause 5

      the Warranty Statements    the statements set out in Schedule 4 as
                                 construed  in  accordance  with  clause
                                 5.10

1.2 All references to statutory provisions or enactments shall include references to any amendment, modification or re-enactment of any such provision or enactment (whether before or after the date of this Agreement) to any previous enactment which has been replaced or amended and to any regulation or order made under such provision or enactment.

1.3   References  to  "the Companies Acts" are to the Companies  Acts
      1985 and 1989.

1.4 The term "holding company" shall have the meaning attributed to it in section 736 and 736A of the Companies Act 1985 (as amended) and a company or other entity shall be a "subsidiary" for the purposes of this Agreement if it falls within any of the meanings attributed to a "subsidiary" in such sections or the meaning attributed to the term "subsidiary undertaking" in section 258 of such Act, and the terms "subsidiaries" and "holding companies" are to be construed accordingly.

1.5   References to those of the parties who are individuals  include
      references     to     their    respective    legal     personal
      representative(s).

1.6 References to documents "in the agreed form" are to documents in terms agreed between the parties and signed (for the purpose of identification only) by the Vendors' Solicitors and the Purchaser's Solicitors.

1.7 References in this Agreement and the Schedules to the parties, the Introduction, Schedules and clauses are references respectively to the parties, the Introduction and Schedules to and clauses of this Agreement.

1.8 Save where the context specifically requires otherwise, words importing one gender shall be treated as importing any gender, words importing individuals shall be treated as importing corporations and vice versa, words importing the singular shall be treated as importing the plural and vice versa, and words importing the whole shall be treated as including a reference to any part thereof.

1.9   Clause  and  paragraph  headings  are  inserted  for  ease   of
      reference only and shall not affect construction.

1.10 Section 839 ICTA is to apply to determine whether a person is connected with another for the purposes of this Agreement.

2     Sale and purchase of the Shares

2.1 Each of the Vendors as legal and beneficial owner and with full title guarantee shall sell with effect from Completion the number of the Shares set out opposite his name in column 2 of
      Schedule 1 and the Purchaser relying on the representations, warranties and undertakings herein contained shall purchase subject to clause 2.2 all of the Shares with any dividends, distributions and rights declared, paid, created or arising and free from all claims, charges, liens, encumbrances, options, rights of pre-emption or equities.

2.2 The Purchaser shall not be obliged to complete the purchase of any of the Shares unless the purchase of all the Shares is completed simultaneously in accordance with this Agreement.

3     Consideration and Security

3.1 In consideration of the sale of the Shares in accordance with the terms of this Agreement, the Purchaser shall on Completion, free of any claim, lien, option, charge, right of pre-emption or equity or other encumbrance whatsoever and credited as fully paid, issue to the Vendors the Consideration Shares which shall rank equally with the issued and outstanding Common Stock as from the date of issue and which as between the Vendors shall be divided among them in the proportions shown in column 3 of
      Schedule 1.

3.2 Notwithstanding anything in clause 3.1, the Security Amount apportioned to each of the Vendors as shown in column 4 of
      Schedule 1 shall be deposited with the Security Agent and shall be delivered or paid by the Security Agent in whole or in part to the Vendors (or, as the case may be, returned to the Purchaser) in accordance with the provisions of the Security Agreement.

3.3 Without prejudice to any claim in excess of the Security Amount which may be pursued by the Purchaser against any and each of the Vendors, the Purchaser may make any claims under this Agreement or the Deed of Covenant against the Security Amount while the Security Amount is held by the Security Agent pursuant to the Security Agreement. The fees and expenses of the Security Agent will be paid by the Purchaser. The value of the Security Amount shall be the aggregate of the middle market price of the 12,500 Consideration Shares at the close of business Eastern Standard Time in Boston on the Business Day preceding Completion at a per share price of US $7.25 and such Consideration Shares shall be applied in settlement of any claims against the Security Amount at such price in accordance with the terms of the Security Agreement. If following a sale, charging, disposal or dealing of the Security Amount pursuant to clause 3.4, the Security Amount is held as cash or an equivalent by the Security Agent, the cash shall be applied in settlement of any claims against the Security Amount at the same rate at a per share price of US $7.25 as if no sale, charging, disposal or dealing had occurred, in accordance with the terms of the Security Agreement.

3.4 During the period that the Security Amount is held by the Security Agent, and unless and until the Security Agent is required to deliver any of the shares of Common Stock held in the Security Amount to the Purchaser pursuant to the terms of this Agreement and the Security Agreement, each Vendor shall retain title and all other attributes to the shares of Common Stock, including without limitation the right to vote the shares beneficially owned by such Vendor on all matters which may come before the holders of the Purchaser's Common Stock, and to receive any dividends paid on the shares of capital stock represented by such shares and all other rights of ownership save that the Vendors may not sell, charge, dispose of or otherwise deal with such shares or all and any proceeds from such sale, charging, disposal or dealing then forming the Security Amount other than with the express written consent of the Purchaser.

4     Completion

4.1 Completion shall take place at the offices of the Purchaser's Solicitors (or any other location agreed upon by the Vendors and the Purchaser) immediately following exchange of this Agreement when the Vendors and the Purchaser shall procure that the Vendors' Solicitors and the Purchaser's Solicitors shall sign (for the purposes of identification only) the documents in the agreed form.

4.2 At Completion the Vendors shall deliver (where appropriate as agent for the Company or the Subsidiaries) to the Purchaser:

      (a) transfers in respect of the Shares duly executed by the registered holders thereof in favour of the Purchaser or as it may direct;

      (b) certificates for the Shares and any other documents which may be required to give good title to the Shares and to enable the Purchaser to procure registration of the same in its name or as it may direct;

      (c) the Deed of Covenant duly executed by the Vendors and the Disclosure Letter;

      (d) the resignation under seal of the directors of each of the Companies (save for John Frederick Cave), all in the agreed form;

      (e) acknowledgements in the agreed form from each of the Vendors and the Companies confirming that at and immediately after Completion nothing is owing nor is there any outstanding claims between each of the Companies on the one hand and each of the Vendors and each member of the Vendors' Groups on the other and to the extent that there are possible claims, then these are waived;

      (f) bank statements in respect of all bank accounts operated by the Companies drawn up to 5 November 1996;

      (g) in relation to each of the Companies certificates of incorporation, certificates of incorporation on change of name (if applicable), common seals, statutory registers, minute books, share certificate books, books of account and all other books (all duly written up to date);

      (h) the original lease relating to the property referred to in Part 2 of Schedule 3;

      (i)   certificates for all shares in the Subsidiary;

      (j) irrevocable powers of attorney in the agreed form executed by each of the Vendors to enable the Purchaser (during the period prior to the registration of the transfer of the Shares) to exercise all voting and other rights attaching to the Shares;

      (k) all waivers and consents in the agreed form signed by all members of the Companies to enable the Purchaser or its nominee to be registered as the holder of the Shares and the shares in the Subsidiary (each of the Vendors hereby irrevocably waiving all and any rights of pre-emption to which it may be entitled under any articles of association, agreement, law or otherwise in respect of the transfer of the Shares and the shares in the Subsidiary delivered under this Agreement);

      (l) the Property Option Agreements duly executed by each party ;

      (m) the Service Agreements duly executed by each party to them;

      (n) any power of attorney under which any document required to be delivered under this clause 4.2 has been executed;

      (o) certified copies of resolutions of each of the Companies in the agreed form adopting new articles of association in the agreed form;

      (p) certified copies of board resolutions of each of the Companies in the agreed form:

            (i) recording acceptance of the resignation under seal of the directors (save for John Frederick Cave) of each of the Companies, all in the agreed form;

            (ii) approving (subject only to proper stamping) the transfers of the Shares under this Agreement;

            (iii) approving the placing on the register of members of
                  the Company the name(s) of the transferee(s) for registration in accordance with the share transfer forms referred to above and authorising the issue of appropriate share certificates;

            (iv) recording the appointment of such persons as the directors (within the maximum number permitted by the articles of association of the relevant company) of the Companies as the Purchaser shall nominate;

            (v)   approving  the execution of the Service Agreements;
                  and

            (vii) approving  the  execution of  the  Property  Option
                  Agreement.

      (s)   the Security Agreement duly executed by each party.

4.3 When the Vendors have complied with the terms of clause 4.2 the Purchaser shall procure the delivery:

      (a) forthwith to the Vendors' Solicitors in the name of the Vendors, Common Stock certificates for the number of shares indicated in column 3 of Schedule 1; the Vendors' solicitors are authorised by the Vendors to receive the Common Stock certificates on the Vendors' behalf and the receipt of the Vendors' solicitors shall be a sufficient discharge for the Purchasers; and

      (b) to the Vendors' Solicitors of the counterpart of the Deed of Covenant duly executed by the Purchaser; and

      (c) and shall procure that the Subsidiary uses reasonable endeavours to obtain the release of the Vendors from the guarantees given by the Vendors to Barclays Bank plc, copies of which are annexed to the Disclosure Letter.

5     Warranty

5.1   The Vendors hereby:

      (a) acknowledge that the Purchaser has been induced to enter into this Agreement and to purchase the Shares on the basis of the Warranty and the agreements in the agreed form; and

      (b) jointly and severally warrant, represent and undertake to the Purchaser that each and every Warranty Statement is true, correct, accurate and not misleading at the date of this Agreement subject only to:

            (i) the matters in the Disclosure Letter (which for the avoidance of doubt relates to the general and specific disclosures referred to therein), provided that such matters will be treated as qualifying or limiting the application of any Warranty Statement only to the extent that such disclosure is fair, and

            (ii) any exceptions for which express provision is made pursuant to this Agreement.

5.2 The Warranty is a separate and independent warranty, representation and undertaking in relation to each of the Warranty Statements and no Warranty Statement shall be limited by reference to any other Warranty Statement or by the other terms of this Agreement.

5.3 No proceedings shall be commenced in respect of any claim for breach of the Warranty, except in the case of fraud or wilful non-disclosure and except in the case of a breach of the Warranty Statements contained in paragraph 3 of Schedule 4 when the limitations in this clause 5.3 shall not apply, unless:

      (a)   notice giving reasonable details of the claim:

            (i) shall, in the case of any claim other than a claim relating to Taxation, have been delivered to the Vendors by the Purchaser not later than the earlier of, 31 December 1998 or, the date which is 28 days after the approval by the Board of the audited accounts of the Company for the financial year of the Company ending 30 September 1998 or (if different) for the financial year of the Company ending during the 1998 calendar year; and

            (ii) insofar as such breach relates to Taxation, shall have been delivered to the Vendors by the Purchaser within six years from the end of the month following the end of the accounting period current at the date of Completion; and

      (b) the amount of the claim when aggregated with all other claims for breach of the Warranty and under the Deed of Covenant exceeds 25,000 pounds in which event the whole of such claims (and not merely the excess) may be claimed under legal proceedings.

5.4 The total amount of the liability of the Vendors for damages for breach of the Warranty when added to any liability under the Deed of Covenant shall, except in the case of fraud or wilful non-disclosure, be limited to 500,000 pounds together with the proper and reasonable costs of recover of any damages for breach of the Warranty incurred by or on behalf of the Purchaser.

5.5   The Vendors shall have no liability in respect of the Warranty:

      (a) to the extent that provision or reserve in respect of the matter has been provided for in the Accounts;

      (b) to the extent that such claim would not have arisen but for a change or changes in legislation made after the date hereof (whether relating to taxation rates of taxation or otherwise) or the withdrawal of any extra-statutory concession previously made by the Inland Revenue;

      (c) if such liability would not have arisen but for a voluntary act transaction or omission of the Purchaser and/or either of the Companies on or after Completion other than in the ordinary or proper course of the business.

5.6 A claim for breach of the Warranty or under the Deed of Covenant, notified in accordance with clause 5.3 and not satisfied, settled or withdrawn shall be unenforceable against the Vendors on the expiry of the period of six months starting on the day of notification of such claim unless proceedings in respect of the same have been issued.

5.7 Without prejudice to the Purchaser's common law duty to mitigate any loss in respect of any breach of the Warranty, to the extent that the matter giving rise to the claim relates to an amount recoverable under any policy of insurance (or would have been so recoverable had the Purchaser maintained in force policies of insurance in respect of the business and assets of the Companies providing equal cover to those current at Completion) and the amount is recovered and received by the Companies. The Purchaser shall use reasonable endeavours to recover all such sums from the insurers in question.

5.8 The Purchaser acknowledges that, save for the warranties representations or other assurances of any description contained in this Agreement or any other document executed pursuant to this Agreement, it has not relied in relation to the purchase of the Shares on any warranties representations or other assurances of any description by the Vendors, their employees, agents or professional advisers in relation to the Companies or their businesses or affairs or otherwise and, save as expressly set out in this Agreement or any document executed pursuant to this Agreement, the Vendors shall have no liability in respect of any other representation, warranty or promise made prior to the date of this Agreement unless it was made fraudulently.

5.9   If  the Purchaser and/or either of the Companies becomes  aware of any claim or potential claim which (if successful) would result in a claim in respect of the Warranty the Purchaser shall as soon as reasonably practical notify the Vendors and the Purchaser and shall ensure that each of the Companies will, provide to the Vendors reasonable access to all relevant documents and records for the purpose of investigating the matter. On the basis that the Vendors shall fully indemnify the Purchaser and/or either of the Companies for all reasonable costs incurred as a result of any request, by the Vendors, the Purchaser shall and shall ensure that the Companies will take such action and institute such proceedings as the Vendors may reasonably request to dispute, resist, appeal, compromise, defend, remedy or mitigate the matter, save that the Purchaser and/or the Companies shall at all times have the exclusive conduct of all negotiations and proceedings. The Purchaser shall ensure that the Companies shall not admit liability in respect of, or compromise or settle, the matter without the prior written consent of the Vendors (which shall not be unreasonably withheld or delayed).

5.10 The rights and remedies of the Purchaser in respect of any breach of the Warranty shall not be affected by Completion, by any investigation made by or on behalf of the Purchaser into the affairs of the Companies, or by any other event or matter whatsoever which otherwise might have affected such rights and remedies except a specific and duly authorised written waiver or release.

5.11 Any information supplied by the Companies, their officers or employees to the Vendors, their agents, representatives or advisers in connection with, or to form the basis of, the Warranty or a Warranty Statement or any matter covered in the Disclosure Letter, or for any other reason, shall be deemed not to include or have included a representation, warranty or guarantee of its accuracy to the Vendors and shall not constitute a defence to the Vendors to any claim made by the Purchaser. The Vendors waive any and all claims against the Companies, their officers or employees in respect of any information so supplied.

5.12 For the purposes of the Warranty and the Warranty Statements references to "the Company" shall be deemed to extend both to the Company and the Subsidiary to the effect that each of the Warranty Statements shall be deemed to be repeated (save where the context otherwise requires) in respect of the Subsidiary as if the expression "the Company" had been replaced by the name of the Subsidiary throughout.

5.13 References to the awareness or knowledge of the Vendors in a Warranty Statement in Schedule 4 shall only limit that Warranty Statement by the Vendors' awareness or knowledge if each of the Vendors has made all due and careful enquiries to ascertain if the relevant information is true, accurate, correct and not misleading except in those cases where it is clear from the text of the Warranty Statement that no enquiries or only limited enquiries have been made.

5.14 The Purchaser may without prejudice to any other right or remedy which may be available to it require the Vendors forthwith when called upon so to do to purchase from the Companies any debt to which the Warranty Statement contained in paragraph 4.7 of Schedule 4 refers and which shall not have been recovered in full and as therein mentioned for an immediate cash consideration equal to the full value thereof and the Purchaser shall procure that upon receipt of such payment in full the relevant companies shall assign such debt to the Vendors or as they may direct.

5.15  As  an  inducement to the Vendors to enter into this  Agreement
      and   consummate  the  transactions  contemplated  in  it,  the
      Purchaser warrants to the Vendors the following:

      (a) the authorised capital stock of Purchaser consists solely of 20,000,000 shares of Common Stock, of which 8,966,321 are issued and outstanding and 1,000,000 shares of preferred stock, none of which are issued and outstanding. Each outstanding share of such common stock is duly authorised, validly issued, fully-paid, non-assessable and not issued in violation of any pre-emptive rights. In addition on the date of Completion, the Purchaser has outstanding options to purchase approximately 275,209 shares of common stock. Upon the execution of this Agreement and the issue by the
            Purchaser of the Common Stock to the Vendors, the Purchaser will have a total of 9,091,321 shares of common stock issued and outstanding as of the date of Completion;

      (b) the Shares are being acquired solely by the Purchaser for investment and not as nominee or agent for the benefit of any other person or entity, and the Purchaser has no current intention of distributing, reselling or assigning the Shares. The Purchaser understands that the Shares have not been registered under the Securities Act, or under the laws of any jurisdiction, and that the Vendors are under no obligation to register or assist the Purchaser in registering the Shares;

      (c) the Purchaser is a duly organised and validly existing corporation under the laws of the State of Delaware and has full corporate power to enter into this Agreement and the related agreements and to carry out its obligations under it and them. The execution and delivery of this Agreement and the related agreements and the consummation of the transactions contemplated by it and them, including the issue of the Consideration Shares, have been duly and validly authorised by the Purchaser's board of directors and shareholders, as may be required by law. No other acts or proceedings on the part of the Purchaser will be necessary to authorise this Agreement, the related agreements and the transactions contemplated by it and therein. This Agreement and the related agreements constitute valid and legally binding obligations of the Purchaser and enforceable against the Purchaser in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganisation,  moratorium  or  other  laws  of  general
            application relating to creditors' rights or by the application of equitable principles when equitable remedies are sought;

      (d) the execution, delivery and performance of this Agreement and the related agreements and the consummation of the transactions contemplated by it and them, including the issue of the Consideration Shares will not:

            (i)   violate   any  provision  of  the  certificate   of
                  incorporation or by-laws of the Purchaser;

            (ii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon the Purchaser or upon the properties or business of the Purchaser;

            (iii) violate  any  statute,  law or  regulation  of  any
                  jurisdiction applicable to the Purchaser in connection with the transactions contemplated in this Agreement;

            (iv) violate or constitute a default under any mortgage, indenture, deed of trust, lease, contract, obligation, agreement, license or instrument to which the Purchaser is a party other than in respect of the Silicon Valley Bank for which a waiver has been obtained;

            (v) without limiting the generality of the foregoing, provided each Vendor is not in breach or default of clause 8 of this Agreement, violate the Securities Act (including, without limitation, Regulation S of the Securities Act), the securities laws of the Commonwealth of Massachusetts, or the rules and regulations of the National Association of Securities Dealers, Inc.

      (e) other than an approval from Silicon Valley Bank (which has been obtained) no permits, approvals, consents, satisfaction of waiting periods, or waivers of them from any agencies, any jurisdiction or governmental body, or from any other person whatsoever, are necessary to allow the Purchaser to consummate the transactions contemplated in this Agreement and the related agreements in compliance with and not in breach of, all applicable laws, rules regulations, orders or governmental or other agency directives, or the provisions of any contract binding upon any of the Purchaser; and

      (f) upon their issue to the Vendors, the Consideration Shares will rank equally with the Common Stock issued and outstanding at Completion.

5.16 The Vendors hereby agree to fully indemnify and hold harmless the Purchaser and the Companies for and against any liability resulting from, the statutory records of the Companies not having been accurately maintained in accordance with the Act. The Purchaser undertakes to the Vendors that (save as required by law or in respect of enforcement of this indemnity) it will take no action the effect of which is to crystallise a liability under this indemnity, and will procure (so far as it is able as a shareholder of the Company) that neither of the Companies does so.

6     Non-disclosure of information and restrictions

6.1 Each of the Vendors hereby agrees to keep secret and confidential and not to use, disclose or divulge to any third party or knowingly enable or cause any person to become aware of any confidential information relating to either of the Companies including but not limited to intellectual property (whether owned or licensed by any of the Companies), inventions, know-how, lists of customers, reports, notes, memoranda and all other documentary records pertaining to the Companies or their business affairs, finances, suppliers, customers or contractual or other arrangements provided always that the restrictions contained in this clause 6.1 shall not apply to any confidential information which:

      (a) is required to be disclosed by law jurisdiction or the SEC or NASDAQ (provided that the Purchaser is given prior written notice of such intended disclosure); or

      (b) comes into the public domain otherwise than as a result of its wrongful disclosure by such Vendor.

6.2 To ensure that the Purchaser receives the full benefit of the goodwill of the business of each of the Companies, each of the Vendors hereby represents and undertakes that (except with the prior written consent of the Purchaser which shall not be unreasonably withheld or delayed) he will not and will procure that no other member of the Vendors' Group shall for a period of three years from Completion either alone or for, together with or as agent, officer or employee of any other person, firm or company or through the medium of any company directly or indirectly:

      (a) solicit, interfere with or attempt to entice away from any of the Companies any person who is at the date hereof or was within the previous 12 months an employee or agent of any of the Companies, or who is reasonably considered by any of the Companies to be or have been a regular client or customer of or supplier to the Companies on the date of this Agreement or during the 12 months immediately preceding the date of this Agreement; or

      (b) interfere or attempt to interfere with the supply or continued supply of goods or services to or by the Companies; or

      (c) carry on or be engaged, concerned, interested or hold shares or other securities in any company or businesses which compete with the Restricted Activities at the date of this Agreement.

            PROVIDED THAT nothing contained in paragraphs (a) to (c) of this clause 6.2 shall prohibit the Vendors from carrying out any activities at any time which are not in competition with any part of the business then carried on by the Companies.

6.3   Each  of the restrictions contained in each paragraph of clause
      6.2 is a separate and distinct restriction and is to be construed separately from the other restrictions. Each of the Vendors acknowledges that the restrictions are reasonable when taken together as well as individually, that the duration, extent and application of each restriction are no greater than is necessary for the protection of the goodwill of the businesses of the Companies and that the consideration paid by the Purchaser for the Shares takes into account and provides adequate compensation for the restraints and restrictions imposed. Should any restriction be found to be void or unenforceable without the deletion of some part of it or the reduction in area or duration specified, that restriction shall apply with such modification as may be necessary to make it valid.

6.4 The parties agree that the benefit of the covenants and undertakings given in this clause shall be assignable in whole or in part by the Purchaser to and become enforceable by any of the Companies and any subsidiary or holding company of any of the Companies or the Purchaser which from time to time is the holder of the Shares or of any shares of the Subsidiary or to which any part of the business(es) of the Company and/or the Subsidiary has been transferred.

6.5 After Completion, the Vendors shall not and shall procure that each member of the Vendors' Groups shall not without the Purchaser's express agreement hold himself out as being interested in or in any way connected (other than as an employee or a director (for so long as this is the case) or as a matter of historic fact) with the Companies or any of them or permit any person to hold out the Vendors or any other member of the Vendors' Group as being so interested.

7     Use of name

      The Purchaser shall be entitled from Completion to the exclusive use of the name Guildsoft as part of the Companies' names and in the Companies' business dealings and the Vendors undertake not to use as a corporate or trading name or otherwise any name, mark or logo which is or might be confused with Guildsoft.

8     United States Securities Laws

8.1   Each Vendor warrants and covenants that:

      (a) he is not a US person (as defined in Regulation S of the Securities Act), is not located in the United States and is not purchasing the Consideration Shares for the account or benefit of any US person; he has not offered, sold or entered into any transaction (eg. the purchase of any put or sale or any call) involving the sale or potential sale of any Common Stock (including the Consideration Shares) in the United States or to US persons; and he agrees that prior to the expiry of a 40-day period commencing at Completion, he shall not offer, sell or contract to sell, any shares of Common Stock (including the Shares), or enter into any transaction (eg. the purchase of any put or sale or any call) involving the sale or potential sale of, the Common Stock in the United States or to US persons; and

      (b) he acknowledges and understands that the Consideration Shares have not been registered under the Securities Act and may not be offered or sold within the United States or to US persons unless such shares are registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available and he agrees to comply with all applicable laws and regulations in each jurisdiction in which he purchases, offers, sells or delivers Consideration Shares, in all cases at his own expense.

8.2 The Vendors acknowledge and confirm that they have not been induced to enter into this Agreement or any of the other documents or arrangements referred to in this Agreement by any statement or statements of fact or opinion, other than such (if any) as are contained in this Agreement.

9     General Provisions

9.1 Where the Vendors are expressed to be jointly and severally liable in the event of any breach of the warranties, representations, indemnities, covenants, agreements and obligations of the Vendors under this Agreement the Purchaser may release or compromise the liability of any of the Vendors or grant to any of the Vendors time or other indulgence without affecting the liability of any other of the Vendors.

9.2 Without prejudice to any right or remedy available to the Purchaser pursuant to clause 5 or otherwise, the Vendors shall be liable on an indemnity basis for all reasonable costs, claims, expenses, property incurred by the Purchaser in connection with any successful claim arising out of any warranty, representation, undertaking or indemnity contained in this Agreement (or any breach thereof) or any of the agreements in the agreed form.

9.3 The waiver by the Purchaser of any right or breach, default or omission by another party of any of the terms of this Agreement or any of the agreements in the agreed form shall not take effect unless in writing and shall not constitute a continuing waiver of the right waived or apply to, or operate as a waiver of, any other breach, default or omission and any forbearance in enforcing any right shall not constitute a waiver.

9.4 The Purchaser may assign in whole or in part the benefit of this Agreement which shall enure to the benefit of the successors in title and assigns of the Purchaser.

9.5 No party shall divulge to any third party (other than their respective professional advisers or insurers) the fact that this Agreement or any of the documents in the agreed form has been entered into or any information regarding its terms or any matters contemplated by this transaction or make any announcement relating to it without the prior agreement (not to be unreasonably withheld or delayed) of the other parties unless such announcement is required by the Inland Revenue and/or a court of competent jurisdiction or by the SEC or NASDAQ in which event the other parties shall be given prior written notice of such intended announcement. Any announcement shall in any event be made or issued only in a form approved by the Purchaser and with the consent of the Vendors (not to be unreasonably withheld or delayed).

9.6 The Vendors shall ensure that the Purchaser, its agents, advisers (including legal advisers or insurers) and representatives are given promptly on request full access to all accounting and other records of the Companies and any other facilities and information regarding the business, assets, liabilities, contracts and arrangements of the Companies which it may request and which are within the possession or the control of the Vendors and the Vendors hereby undertake to retain all such information in their possession and control for a period of six years following the date hereof.

9.7 Each party shall pay its own legal, accountancy and other costs, charges and expenses incurred in connection with this Agreement.

9.8 This Agreement, together with any document expressly referred to in any of its terms, contains the entire agreement between the parties relating to the subject-matter covered. No oral explanation or oral information given by any party shall alter the interpretation of this Agreement.

9.9 Each of the Vendors hereby undertakes with the Purchaser at the request of the Purchaser and at the expense of the Vendors to do or procure to be done all such further acts and things and execute or procure to be executed all such further deeds and documents as may be necessary or desirable fully and effectively to vest in the Purchaser the legal and beneficial ownership of the Shares and the benefits of this Agreement and the agreements entered into in the agreed form and, pending such vesting, the Vendors shall hold such Shares and Properties and benefits in trust for the Purchaser and shall receive all monies in connection therewith as trustee of the Purchaser and shall account to the Purchaser forthwith on receipt.

9.10  Any notice:

      (a)   must be in writing and must be given:

            (i) to a company which is a party at its registered office or to such other address as may have been notified to the other party; and

            (ii) to any individual who is a party at the address of that individual given at the beginning of this Agreement; and

      (b)   will be effectively served:

            (i) on the day of receipt where any hand-delivered letter, any telex or telefax message is received on a Business Day before or during normal working hours; or

            (ii) on the following Business Day, where any hand-delivered letter or, any telex or telefax message is received either on a Business Day after normal working hours or on any other day.

9.11 This Agreement and all documents supplemental thereto are governed by and are to be construed in accordance with English law.

9.12 The parties accept the non-exclusive jurisdiction of the appropriate court of law in England in relation to all matters, claims and disputes arising out of or in connection with this Agreement, any of the documents in the agreed form or any document supplemental thereto.

9.13 Any provisions of this Agreement shall, so far as they are capable of being performed or observed, continue in full force and effect notwithstanding Completion except in respect of those matters already performed.

9.14 This Agreement may be executed in several counterparts (whether original or facsimile counterparts) and upon the execution of all such counterparts by one or more parties, each counterpart shall be deemed to be an original hereof.

                             SCHEDULE 1

                             The Vendors


      Column 1       Column 2        Column 3        Column 4
      Name and       Holdings of     Number of       Security
      address        shares          Consideration   Amount
                                     Shares

      John Frederick 1,000 ordinary  41,666          4,166
      Cave of        shares of 1 pound
      Wentworth      each
      House
      Dormy Avenue
      Mannamead
      Plymouth
      Devon
      PL3 5BE

      Susan Jane     1,000 ordinary  41,667          4,167
      Cave of        shares of 1 pound
      Wentworth      each
      House
      Dormy Avenue
      Mannamead
      Plymouth
      Devon
      PL3 5BE

      Michael Arthur 1,000 ordinary  41,667          4,167
      Holman of      shares of 1 pound
      188 Victoria   each
      Road
      St Budeaux
      Plymouth
      Devon
      PL5 1AW


                             SCHEDULE 2

                               Part 1

                     Particulars of the Company

      Number:  02887429

      Registered  Office:  The Software Centre, East Way, Lee Mill
                           Industrial Estate, Ivybridge, Nr. Plymouth,
                           PL21 9PE

      Authorised share capital:  3,000 ordinary shares of 1 pound each

      Issued share capital:      3,000 ordinary shares of 1 pound each

      Shareholders and shareholdings:

             John Frederick  Cave1,000 ordinary shares of 1 pound each

             Susan Jane Cave   1,000 ordinary shares of 1 pound each

             Michael Arthur Holman1,000 ordinary shares of 1 pound each

  Directors:  John Frederick Cave, Susan Jane  Cave, Michael Arthur Holman
  Secretary:  John Frederick Cave
  Auditors:   Deloitte & Touche
  Charge:     Legal  charge  created on 7  April  1994
              and  registered on  25  April  1994  in
              favour   of  Barclays  Bank  Plc   over
              property  situate at Action House,  Lee
              Mill   Industrial   Estate,   Plymouth,
              Devon, PL21 9BE

                               Part 2
                    Particulars of the Subsidiary

      Number:  02567531

      Registered  Office:  The Software  Centre,  East Way,   Lee   Mill
                           Industrial Estate, Ivybridge, Nr. Plymouth,
                           PL21 9PE

      Authorised share capital:  3,000 ordinary shares of 1 pound each
      Issued share capital:      3,000 ordinary shares of 1 pound each

      Shareholder and shareholding:

          Guildsoft Holdings Limited    3,000 ordinary shares of 1 pound each

      Directors: John Frederick Cave, Susan Jane  Cave, Michael Arthur Holman
      Secretary: John Frederick Cave
      Auditors:  Deloitte & Touche
      Charge:    Debenture  created on  30  October  1991
                 and  registered on 7 November 1991,  in
                 favour of Barclays Bank Plc


                             SCHEDULE 3

                           The Properties

                               Part 1

                 (Description of Freehold Property)

     All that freehold property, situate at Action House, Lee Mill Industrial Estate, Plymouth, Devon, owned by Guildsoft Holdings Limited, and registered at HM Land Registry under title number
     DN: 278131



                               Part 2

                 (Description of Leasehold Property)

     All that leasehold property situate at, Unit A, The Software Centre, East Way, Lee Mill Industrial Estate, Ivy Bridge, Nr Plymouth, Devon, PL21 9EZ which is demised to Guildsoft Limited pursuant to a lease dated 7 April 1994


                             SCHEDULE 4

                         Warranty Statements

1     Information, formal and legal

1.1 The information contained or referred to in the Introduction and Schedules 1, 2, 3 and 5 is true, complete and accurate and not misleading, the Subsidiary is the only subsidiary of the Company and in the seven years prior to Completion and at Completion neither the Company nor the Subsidiary has had a subsidiary or an associated company being a company which falls to be treated as such for the purposes of SSAP1 (other than the Subsidiary in the case of the Company).

1.2 All factual information contained or referred to in the Disclosure Letter and the replies to preliminary enquiries dated 27 September 1996, 14 October 1996, 15 October 1996, 18 October 1996 and 27 October 1996 from the Vendors to the Purchaser's Solicitors and the copy documents enclosed with those replies is true, complete and accurate in all material respects.

1.3 All statutory, municipal, governmental, court and other requirements applicable to the formation, continuance in existence, creation and issue of securities have been complied with, and so far as each of the Vendors is aware all statutory, municipal, governmental, court and other requirements applicable to the management, property or operations of the Company, and all licences and consents (including planning consents) involved or that should be involved in the carrying on of the business of the Company, have been obtained and complied with and there is no contemplated revocation of any such licence or consent.

1.4 The records, statutory books and books of account of the Company are duly entered up and maintained in accordance with all legal requirements applicable thereto and contain true, full and accurate records of all matters required to be dealt with therein and all such books and all records and documents (including, without limitation, all documents of title, accounts, books, ledgers and contracts to which it is a party) which all statutory, municipal, governmental, court and other requirements applicable to are its property are in its possession or under its control and all accounts, documents, returns and forms required to be delivered or made to the Registrar of Companies and any relevant foreign equivalent have been duly and correctly delivered or made.

1.5 So far as each of the Vendors is aware, the Company has not committed and is not liable for any criminal, illegal, unlawful, ultra vires or unauthorised act or breach of covenant, contract or statutory duty and there is no violation of, or default with respect to, any statute, regulation, order, decree or judgment of any court or central or local government agency of the United Kingdom or any foreign country which has or could have a material adverse effect upon the assets, business or profitability of the Company and so far as each of the Vendors is aware no officer or senior manager of the Company has committed any crime (other than minor traffic offences).

1.6 All registers required to be kept by the Company under the provisions of the Companies Acts are true and accurate and the copy of the Memorandum and Articles of Association of the copy annexed to this Agreement and marked "A" (including resolutions passed by the Company in general meeting to which Section 380 of the Companies Act 1985 applies whether or not the same have yet been filed with the Registrar of Companies) are true and accurate.

1.7 No resolution has been passed by the Company or any class of its members since incorporation other than resolutions relating to business at Annual General Meetings which was not special business and ordinary or special resolutions, copies of which have been filed with the Registrar of Companies.

1.8 Since the Company's incorporation it has not done any act or thing or engaged in any activity or incurred any debts and liabilities otherwise than in the ordinary course of the business carried on by it at the date of this Agreement.

1.9 The Company does not trade nor has traded under any name other than its corporate name and no action has been taken against the Company under Section 28 of the Companies Acts.

2     Capital, distribution, contracts and liabilities

2.1 The Company has no loan capital outstanding and since the Accounts Date no loan or share capital of the Company has been put under option or agreed to be allotted or issued or to be put under option and no person has the right (whether exercisable now or in the future and whether contingent or not) to call for the issue of any share or loan capital of the Company.

2.2   The Company has not at any time:-

      (a) repaid, redeemed or purchased or agreed to repay, redeem or purchase any shares of any class of its share capital or otherwise reduced or agreed to reduce its issued share capital or any class thereof; or

      (b) directly or indirectly provided any financial assistance (as defined in section 151, Companies Act 1985) for the purpose of the acquisition of shares of the Company or of any holding company of the Company or for the purpose of reducing or discharging any liability incurred in any such acquisition whether pursuant to section 155, Companies Act 1985 or otherwise; or

      (c) capitalised or agreed to capitalise in the form of shares, debentures or any other securities or in paying up any amounts unpaid on any shares, debentures or other securities any profits or reserves of any class or description or passed or agreed to pass any resolutions to do so.

2.3 The Company has not received or made a distribution from any company in contravention of section 263 Companies Act 1985.

2.4 There is not outstanding any indebtedness or other liability (of whatsoever nature, whether present or future, actual or contingent) owing:

      (a) by the Company to any member of a Vendors' Group or to any director or former director of the Company or to any independent contractor providing the services of any such persons or to any person connected with the Company or with any member of the Vendors' Group or with any such director, former director or contractor; or

      (b) to the Company by any member of the Vendors' Group or by any such director, former director or contractor or by any person connected with the Company or with any member of the Vendors' Group or with any such director, former director or contractor.

2.5 There are no existing contracts to which the Company is a party and in which any of the Vendors or any director or shareholder of the Company or any person connected with any of them is interested (and for the purposes of this paragraph a person shall be deemed to be interested in a contract in accordance with the provisions of Section 317 of the Companies Act 1985).

2.6 The Company does not have one customer that is responsible for in excess of 10% of the Company's turnover in any one financial year and no material customer of or supplier to the Company is a member of a Vendor's Group or a director, shareholder or consultant (or independent contractor providing the services of any such persons) of a Vendor or connected with a member of a Vendor's Group or any such director, shareholder or consultant (or independent contractor providing the services of any such persons).

3     The Shares and the Company

3.1 The Shares constitute the whole of the issued and allotted share capital of the Company and are fully paid or credited as fully paid and there are no options over any shares or options to subscribe shares in the Company.

3.2 The Vendors are the legal and beneficial owners of the Shares in the proportions set opposite their names in Column 2 of
      Schedule 1 and sell the Shares with full title guarantee.

3.3 There is no pledge, lien, option, warrant, charge or encumbrance on, over or affecting any of the Shares or the shares in the Subsidiary, no agreement to create such pledge, lien, option, warrant, charge or encumbrance has been made and no claim has been made that any person is entitled to any such pledge, lien, charge or encumbrance.

4     Accounts

4.1 The Accounts have been prepared in accordance with the applicable requirements of the Companies Acts and in accordance with accounting principles, standards and practices which are generally accepted in the United Kingdom, are accurate in all material respects and give a true and fair view of the state of affairs of the Company at the Accounts Date and of the profits and losses for the period concerned.

4.2 The Accounts make full provisions for or, in the case of deferred or contingent liabilities or commitments, disclose or take into account as at the Accounts Date:

      (a)   all assets;

      (b)   all liabilities whether actual contingent or disputed;

      (c)   all  capital  commitments whether actual  or  contingent;
            and

      (d)   all bad and doubtful debts.

4.3 Each of stock and work-in-progress was treated in the Accounts in accordance with SSAP 9 except that any redundant, slow-moving or obsolete stock was written off. The policy of valuing stock and work-in-progress and the basis of depreciation and amortisation used in the Accounts is the same as was used in the audited balance sheets of the Companies for the three previous consecutive accounting reference periods ending on the Accounts Date and the rate of depreciation of fixed assets used in the Accounts by the Companies for the three consecutive accounting periods ending on the Accounts Date is in accordance with SSAP 12.

4.4 The combined profits of the Companies for the three consecutive periods ending on the Accounts Date as shown by the Accounts and by the audited accounts of the Companies covering previous periods which have been delivered to the Purchaser and the trend of profits shown in all such accounts has not (except as disclosed in such accounts) resulted from inconsistencies in accounting practices or the inclusion of exceptional or extraordinary (as defined in SSAP 6) items of income or expenditure.

4.5 So far as each of the Vendors is aware no debt owing to any of the Companies is subject to any set-off or counter-claim.

4.6 The profits (or losses) shown in the Accounts have not to a material extent been affected (except as disclosed therein) by any extraordinary or exceptional event or circumstance or by any other factor rendering such profits unusually high or low.

4.7 None of the book debts included in the Accounts or which have subsequently arisen have been outstanding for more than two months from their due dates for payment and all such debts have realised or will realise in the normal course of collection their full value (whichever is the highest) as included in the Accounts, or in the books of the Company.

5     Business and Trading

5.1   Since the Accounts Date:

      (a) no members' resolution of the Company of any kind has been passed other than resolutions relating to business at annual general meetings which was not special business;

      (b) no share, loan capital or (otherwise than in the ordinary course of business) loan has been issued or allotted or repaid, or agreed to be issued or allotted or repaid by the Company;

      (c) the Company has not carried on its business otherwise than in the ordinary course as regards the nature of the same and in a prudent manner and so as to maintain it as a going concern;

      (d) the Company has not acquired or disposed of or agreed to acquire or dispose of any business or any asset (other than trading stock in the ordinary course of business) or assumed or acquired any material liability (including any contingent liability) except at a value and on terms determined on an arm's length basis;

      (e) the Company has paid its creditors in accordance with its normal practice;

      (f) the Company's business and turnover (excluding seasonal variations) have not deteriorated or been adversely affected to a material extent by any act or omission of the Company or by the loss of any important employee, customer or supplier or by any abnormal factor and none of the Vendors is aware of any facts likely to give rise to any such loss or factor having or likely to have such effect;

      (g) no dividend or other distribution has been declared, made or paid to the members of the Company except as provided for in the Accounts and all dividends or distributions declared, made or paid by the Company have been made, paid or declared in accordance with its Articles of Association and the provisions of any applicable legislation;

      (h) no change has been made in the emoluments or other terms of employment of any of the Company's employees who are in receipt of remuneration in excess of 20,000 pounds per annum or of any of the Directors and the Company has not paid any bonus or special remuneration to any such employee or any Director;

      (i) no liability or contingent liability for Taxation has arisen otherwise than as a result of trading activities in the ordinary course of business;

      (j) all amounts received by the Company have been paid into the relevant bank account and appear in the appropriate books of account;

      (k) the Company has not repaid or become liable to repay any loan, loan capital or other debenture by reason of its default (and no notification has been received since the Accounts Date that any such liability has arisen for any other reason) or borrowed any money;

      (l) no debtor has been released by the Company for less than the book value of any debt and no debt owing to the Company has been deferred, subordinated or written off or has proved to be irrecoverable to any extent; and

      (m) no material commission has been paid and no material discount has been allowed by the Company at a rate or otherwise on terms different from those upon which commissions and discounts were paid or allowed for in the accounting period ended on the Accounts Date.

5.2 All the Company's assets and all debts due to it which are included in the Accounts or have otherwise been represented as being at the Accounts Date its property or due to it or used or held for the purposes of its business were at the Accounts Date its absolute property and (save for those subsequently disposed of or realised in the ordinary course of the business carried on by it) all such assets and debts and all assets and debts which have subsequently been acquired or arisen are now its absolute property and none is the subject of any encumbrance (excepting only liens arising in the normal course of trading) or the subject of any factoring arrangement, hire-purchase, retention of title, conditional sale or credit sale agreement.

6     Stocks, assets and insurance

6.1 The Company's stock is all (save insofar as specific provision has been made in the Accounts) of satisfactory quality and reasonably fit for the purpose of which it is usually sold and so far as each of the Vendors is aware capable of being sold by the Company in the ordinary course of its business in accordance with its current price list without rebate, allowance or discount and the levels of stock, trade debtors and trade creditors are not materially different from those which the Company normally has at this stage of its trading year.

6.2 The Company does not own or have on lease or hire purchase any motor vehicles.

6.3 All plant, machinery, vehicles and other equipment owned or used by the Company are in satisfactory repair, condition and working order having regard to their age and have been regularly and properly maintained and none is dangerous, inefficient or unsuitable or in need of renewal or replacement.

6.4 Maintenance contracts are in full force and effect in respect of all assets which the Company is obliged to maintain or repair under any leasing or similar agreement and in respect of all assets which it is necessary to have maintained by outside or specialist contractors.

6.5 The asset register of the Company (a copy of which is annexed to this Agreement and marked 'D') comprises a complete and accurate record of all plant, machinery, vehicles and equipment owned, used or possessed by the Company (and such register or registers accurately reflect whether such plant, machinery, vehicles or equipment are owned or used or possessed by the Company).

6.6 All plant, machinery, vehicles or equipment used by the Company are the absolute property of the Company and are not subject to any leasing, hire or hire purchase agreement or agreement for payment on deferred terms or any similar agreement or arrangement nor are they loaned or otherwise unavailable to the Company.

6.7 The Company has not sold or distributed any products which so far as each of the Vendors is aware were, are or will become defective or which do not comply in any respect with and express or implied warranties or representations made by any person or with all applicable regulations, standards and requirements and the Company does not give and has not given express warranties, guarantees or indemnities as to the fitness for purpose, quality or otherwise of any of its products.

6.8 There has been no exercise or purported exercise of, or any claim for, any charge, lien, encumbrance or equity over any of the fixed assets of the Companies which is still outstanding.

6.9   The   insurance  details  which  have  been  supplied  to   the
      Purchaser's Solicitors are all the insurances of the Company and in respect of all such insurances:

      (a)   all premiums have been duly paid to date;

      (b)   all the policies are in full force and effect and are not
            voidable  on  account  of  any  act,  omission  or   non-
            disclosure on the part of the insured party;

      (c)   particulars  are  contained  or  referred   to   in   the
            Disclosure Letter;

      (d) no insurance claim is outstanding and so far as each of the Vendors is aware there are no circumstances which would or might give rise to any claim

      (e) all policies are held in the name of the Company or the Subsidiary (as disclosed).

7     Sale of the Shares

7.1 The Vendors have no grounds to believe that, as a result of the acquisition of the Shares by the Purchaser:

      (a) any material supplier of the Company will cease or reduce or be entitled to cease or reduce its supplies to the Company;

      (b) any material customer of the Company will, or will be entitled to, cease dealing with or reduce the level of business done with the Company; and

      (c) any officer or senior employee of the Company will leave (other than as may be provided for in this Agreement).

7.2 No consent, approval, authorisation or order of any court or government or local agency or body or any other policy is required by any of the Vendors or the Company for the execution or implementation of this Agreement and the agreements in the agreed form and compliance with the terms of this Agreement and each of the agreements in the agreed form does not and will not:

      (a) conflict with, result in the breach of or constitute a default under any obligation by which the Company may be bound or any provision of the Memorandum or Articles of Association of the Company;

      (b) relieve any person from any material obligation to the Company;

      (c) result in the creation, imposition, crystallisation or enforcement of any encumbrance on any of the assets of the Company; or

      (d) result in any present or future indebtedness of the Company becoming due, or capable of being declared due, and payable prior to its stated maturity.

7.3 No person is entitled to receive from any of the Companies any finder's fee, brokerage or other commission in connection with the sale and purchase of the Shares.

8     Taxation

8.1 Full provision or reserve has been made in the Accounts for all Taxation liable to be assessed on the Company or for which it is or may become accountable in respect of the period ended on the Accounts Date.

8.2 The Accounts make full provision for deferred taxation and show the full potential liability of the Company for deferred taxation and no transfer from or reduction in the deferred taxation account or any other reserve in respect of deferred taxation has been made or will be made by the Company on or before Completion.

8.2 The Company has duly and punctually made all returns and given or delivered all notices, accounts and information which ought to have been made to any Taxing Authority and such returns, notices, accounts and information are up-to-date, complete and accurate and have been made or provided on a proper and consistent basis.

8.3 The Company is not involved in any dispute with any Taxing Authority concerning any matter likely to affect in any way the liability (whether accrued, contingent or future) of it to Taxation and the Company is not aware of any matter which may lead to such dispute.

8.4 The Company has deducted or withheld all Taxation required to be deducted or withheld from any payments made by the Company and the Company has duly and punctually complied with any obligation to account for any such Taxation deducted or withheld to the appropriate Taxing Authority and in particular without prejudice to the generality of the foregoing, PAYE, national insurance contributions and interest.

8.5 The Disclosure Letter contains full details of all matters relating to Taxation in respect of which the Company (either alone or jointly with any other person) has, or at Completion will have, an entitlement to make any appeal against an assessment to or determination affecting Taxation, or to make any application for the postponement of Taxation.

8.6 No Relief has been claimed by and/or given to the Company, or taken into account in determining the provision for Taxation in the Accounts, which could be withdrawn, postponed or restricted as a result of any act, omission, or circumstance arising or occurring at or at any time after Completion.

8.7 All clearances and consents obtained from any Taxing Authority by the Company have been disclosed to the Purchaser in the Disclosure Letter and were based on full and accurate disclosure of all the facts and circumstances material to the decision of the Taxing Authority.

8.8 The Company has duly and punctually paid all Taxation for which it is liable.

8.9 No liability of the Company to Taxation has arisen or will arise up to Completion save for corporation tax payable in respect of normal trading profits earned by it or income tax deducted under PAYE regulations or national insurance contributions or VAT for which it is accountable to any Taxing Authority.

8.10  The Company is a close company.

8.11 The Company has made no loan, advance, release or given consideration or effected a transaction falling within Section 418 to 422 (inclusive) ICTA.

8.12 The Company is not and has not at any time been a close investment holding company within the meaning of Section 13A ICTA.

8.13 The Company is resident in the United Kingdom for Taxation purposes and is not and never has been resident for any purpose in any other country and does not have and has never had any permanent establishment in any other country.

8.14 No amount of an income nature which has been paid or is payable by the Company or which it is under an obligation entered into before Completion to pay is wholly or partly disallowable as a deduction, charge on income or otherwise in computing its liability to Taxation.

8.15 There are set out in the Disclosure Letter full details of all Reliefs available for carry forward for Taxation purposes by the Company and the Vendors are not aware of any reason why such Reliefs might cease to be available or might become restricted (including by virtue of the application of Section 245, 768 or 768A ICTA).

8.16 Within the four years prior to the date of this Agreement, there has been no major change in the nature or conduct of any trade or business of the Company, nor have the activities of a trade or business of the Company ceased or the scale of those activities become small or negligible within the meaning of any of Sections 245, 767A or 768 ICTA whether or not arising as a result of the transfer of assets directly or indirectly by the Company to the Vendors or to any other company under the control of the Vendors or to a connected person of any of them, and no arrangements exist whereby any such major change shall occur or such activities shall cease or become small or negligible, whether before or after Completion.

8.17 All capital expenditure incurred or to be incurred by the Company prior to Completion has qualified and continues to qualify for capital allowances and full disclosure in the Disclosure Letter of all allowances made to the Company has been made to the Purchaser and the book value of each of the assets of the Company in or adopted for the purposes of the Accounts does not exceed the written down value of such asset for the purposes of CAA or where the assets form a pool for purposes of the CAA does not exceed the pool of qualifying expenditure.

8.18 The expenditure allowable as a deduction for the purposes of the computation of any chargeable gain or allowable loss attributable to any asset of the Company for the purposes of corporation tax on chargeable gains is not less than the value of that asset as shown in the Accounts.

8.19 There are set out in the Disclosure Letter full details of any held over gains within Section 154 TCGA.

8.20 There is no liability to Taxation for which the Company is liable to be assessed or to account where such Taxation is primarily chargeable against some other person.

8.21  The Company has made no transfers of value within Section 94 or
      Section 99 IHTA.

8.22 There are no circumstances whereby any power of sale, mortgage or charge under Section 212 IHTA could be exercised in relation to any shares in, securities of, or assets of, the Company.

8.23 None of the assets owned by or the shares in, the Company is or is liable to be made the subject of an Inland Revenue charge under Section 237 IHTA.

8.24 All documents in the possession of the Company or to the production of which it is entitled and which attract stamp or transfer duty in the United Kingdom or elsewhere have been properly stamped.

8.25 The Company has not entered into or been a party to any schemes or arrangements designed wholly or partly for the purpose of it or any other person avoiding Taxation.

8.26  The Company:

      (a) is registered for the purposes of VATA and has not at any time been treated as a member or a representative member of a group of companies for the purposes of VAT and no application has at any time been made for it to be so treated;

      (b)   has   not   agreed  any  special  method  of  attributing
            accounting or otherwise in relation to VAT with HM Customs & Excise; or

      (c) does not own any capital items which are subject to Part XV of the Value Added Tax Regulations 1995; or

      (d) does not own any land or buildings (including any interest in or right over any land or buildings) in respect of which it or a relevant associate of it has made an election to waive exemption pursuant to paragraph 2 Schedule 10 VATA.

9     Employees, agents and pensions

9.1 The Employees are all the employees of any of the Companies as at Completion and the names, current weekly wage and other emoluments, date of birth, the date of commencement of the respective periods deemed to be their period of continuous employment with the Companies and job descriptions of the Employees are as set out in the schedule annexed to this Agreement and marked 'B'.

9.2 Annexure 'B' also includes full details of all employee share schemes, employee share option schemes, profit related pay schemes or other employee benefit schemes of any kind of the Companies now in force or capable of being in force and there are no other such schemes.

9.3 There is no liability whatsoever (whether legally binding or not) to make any payment to or for the benefit of any of the Employees or the wife or widow or any other relative of any of the Employees in respect of past service or the termination of the employment of that or any other person by way of pension contribution, pension retirement benefit or otherwise and the Company has no superannuation fund, retirement benefit or other pension schemes or arrangements to provide benefits to past or present employees or directors (or their dependants) by reason of retirement, death, disability or sickness or otherwise.

9.4 No assurances or undertakings (whether legally binding or not) have been given to any of the Employees as to the continuance or introduction or increase or improvement of any retirement, death, sickness or disability scheme.

9.5 There is no outstanding commitment (whether legally binding or not) to increase the remuneration of any Employee.

9.6 All contracts of service or consultancy or for services with directors or employees or consultants or independent contractors providing the services of individual personnel of the Company can be terminated by three months' notice or less without giving rise to any claim for damages or compensation (other than a statutory redundancy payment or statutory compensation for unfair dismissal, if applicable).

9.7   Except  where  any  provision  or  allowance  is  made  in  the
      Accounts:

      (a) no liability (actual or contingent) has been incurred in the 12 months prior to Completion by the Company for breach of any contract of service or consultancy, for redundancy payments (including protective awards), for compensation for wrongful dismissal or unfair dismissal or loss of office or for failure to comply with any order for the reinstatement or re-engagement of any officer or employee; and

      (b) no payment has been made or promised by the Company in connection with the termination, suspension or variation of any contract of service or consultancy or for services of any present or former officer or employee.

9.8 The Company has in relation to each of the Employees and its former employees complied in all material respects with all material obligations imposed on it by all contracts, statutes, orders, regulations, collective agreements, awards and codes of conduct and practice relevant to conditions of service and to the relations between it and the Employees and former employees and has in all material respects maintained adequate and suitable records regarding the service of the Employees and former employees.

9.9 The Company has not entered into any recognition agreement with any trades union nor has it done any act which could be construed as an act of recognition and the Company is not involved in and there are no present circumstances which are likely to give rise to any industrial or trade dispute or any dispute or negotiation regarding a claim of material importance with any trade union or association of trade unions or organisation or body of employees.

9.10 In the 12 months prior to Completion, the Company has not given notice of any redundancies to the Secretary of State for Employment or started consultations with any trade union or unions under the provisions of Part IV of the Employment Protection Act 1975 and the Company has not failed to comply with any such obligations under Part IV.

10    Litigation

10.1  The Company is not and no person for whose acts and defaults it may  be  vicariously  liable is at present engaged  whether  as
      plaintiff,   defendant  or  otherwise  in  any  legal   action,
      proceeding or arbitration which is either in progress, or is threatened or is pending (other than as plaintiff in the collection of debts arising in the ordinary course of the business carried on by it none of which exceeds 1,000 pounds and which do not exceed 5,000 pounds in aggregate) or is being prosecuted for any criminal offence and no written notice of any claim in damages or for an injunction has been received by the Company and so far as each of the Vendors is aware no governmental or official investigation or inquiry concerning the Company is in progress of pending.

10.2 There are no circumstances known to any of the Vendors which they are aware are likely to lead to any such claim or legal action, proceeding or arbitration, prosecution, investigation or enquiry.

10.3 No distress, execution or other process has been levied in respect of the Company nor is there any judgment or court order outstanding against the Company.

10.4 No act, transaction or omission has occurred as a result of which the Companies are or may be held liable to refund in whole or in part any investment grant (or other grant or loan received from any governmental department or agency or any local or other authority by virtue of any statute) or any such grant or loan for which application has been made by them will or may not be paid or will or may be reduced.

11    Capital commitments, unusual contracts, guarantees etc.

      The Company:

      (a) has no capital commitments which individually exceed 5,000 pounds or in aggregate exceed 50,000 pounds;

      (b) is not a party to any contract, arrangement or commitment (whether in respect of capital expenditure or otherwise) which is of an unusual or abnormal nature or outside the ordinary course of business;

      (c) has not delegated any powers under a power of attorney (other than as an incidental part of a larger transaction) which remains in effect and has appointed any agent under an authority which has not been revoked and other than any ostensible or implied authorities to directors or employees and consultants to enter into routine contracts in the normal course of their duties;

      (d) by reason of its default has not become bound, and no person has become entitled (or with the giving of notice and/or the issue of a certificate will become entitled) to require it, to repay prior to its stipulated due date any loan capital or other debenture, redeemable preference share capital or borrowed money and no notice has been received since the Accounts Date of such liability having arisen for any other reason;

      (e) is not a party to any agreement which is or may become terminable or in respect of which it may be in breach as a result of the entry into or Completion under this Agreement;

      (f)   has  not  entered  into or is bound by any  guarantee  or
            indemnity   under  which  any  liability  or   contingent
            liability is outstanding;

      (g) is not or was not the original lessee or surety of a lessee of any leasehold property other than the leasehold Properties or has at any time acquired, assigned or otherwise disposed of any other leasehold property in such a way that it retains any residual liability;

      (h) has not entered into any outstanding agreement which requires or confers any right to require the sale (whether for cash or otherwise) or transfer by them of any material asset;

      (i)   is   not   party   to  any  joint  venture,   consortium,
            partnership or profit sharing arrangement or agreement;

      (j) is not in default under any written agreement or covenant to which it is a party, nor under any other written obligation binding on it being a default which would have a materially adverse affect on the Company and/or its business; or

      (k) has not, nor has agreed to, charge any of its assets or shares.

12    Borrowings and lendings

12.1 Full details of all limits on the Companies' bank overdraft facilities are accurately set out in the Disclosure Letter and the total amount borrowed by each of the Companies from their respective bankers does not exceed their respective overdraft facilities and the Companies are not in breach of any of their facility terms.

12.2 The Company does not have outstanding, nor has agreed to create or issue, any loan capital, nor has it factored any of its debts, or engaged in financing of a type which would not require to be shown or reflected in the Accounts, or borrowed any money which it has not repaid, except for borrowings not exceeding the amounts shown in the Accounts.

12.3 Other than in the ordinary course of business, the Company has not lent any money which has not been repaid, or owns the benefit of any debt (whether or not due for payment), other than debts which have arisen in the ordinary course of business and the Company has not made any loan or quasi-loan contrary to any legislation.

13    Continuation of facilities

      In relation to all debentures, acceptance credits, overdrafts, loans or other financial facilities outstanding or available to the Companies or any of them (referred to in this Warranty Statement as "Facilities"):

      (a) none of the Facilities is dependent on the guarantee or indemnity of, or any security provided by, any party other than any of the Companies;

      (b) none of the Facilities may according to its terms be terminated or mature prior to their stated maturity as a result of the acquisition of the Shares (or any of the Shares) by the Purchaser; and

      (c) the Facilities are adequate to allow the Companies to continue trading after Completion on the same basis as prior to Completion.

14    The Properties

14.1 The Company has a good and marketable title to and is legal and beneficial owner of each of the Property briefly described opposite to its name in Schedule 3. With the exception of the said Property, the Company does not own, use or occupy any other land or building whether under a license or otherwise.

14.2 Each of the Properties is free from all leases, tenancies, options, licenses, mortgages, charges, liens and encumbrances and any agreement to create any of them.

14.3 All covenants, obligations (including without limitation statutory obligations, including those under planning and environmental laws), restrictions and conditions affecting any of the Properties or the Company as owner or lessee thereof have been observed and performed and all outgoings (including rates) have been duly paid and all the Properties are insured to their full reinstatement value.

14.4 The replies given by the Vendors' Solicitors to enquiries raised by the Purchaser's Solicitors in relations to the Properties are true and accurate and not misleading.

14.5 There are no covenants, obligations, restrictions, conditions, easements or encumbrances or statutory consents or authorisations which are of an unusual or onerous nature or which would affect the continued use of any of the Properties for the purposes of the business which is currently carried on at the Properties or the value of the Properties.

14.6  There   are   no  compulsory  purchase  orders  or  resolutions
      affecting any of the Properties or any proposal for such an order or resolution of which the Vendors are aware.

14.7 All deeds and documents necessary to prove title to the Properties are in the possession of the Companies and have been or will be duly stamped and where title to any of the Properties requires to be registered at HM Land Registry it has been so registered with full title guarantee.

14.8 There is no actual or contingent liability on the part of the Company in relation to any real property other than the Property briefly described opposite its name in Schedule 3 including (without prejudice to the generality of the foregoing) any actual or contingent liability as previous lessee or underlesse or guarantor or surety or covenantor in relation to any lease or underlease.

15    Environmental

15.1 So far as the Vendors are aware prior to the construction of the buildings presently on the Properties there have never been any substantial buildings on the Properties.

15.2 So far as the Vendors are aware the Properties have never been used for any industrial process or the storage of Materials of Environmental Concern.

15.3 Since its acquisition of the Properties the Company has not used the Properties or any part thereof for any purpose other than for offices with storage of computer equipment.

15.4 So far as the Vendors are aware there have never been any migration or seepage of any Material of Environment Concern from any adjoining neighbouring or nearby land or building onto the Properties of any part thereof.

17    Insolvency

17.1 No administrator, administrative receiver, receiver, manager of assets, liquidator or any other similar officer has ever been appointed in respect of the whole or any part of the assets or undertaking of the Company and no order has been made, petition presented or resolution passed for the purpose of the making of any order in relation to administration, administrative receivership, receivership, liquidation, management of assets or any other similar situation of the Company.

17.2 The Company is not insolvent nor unable to pay its debts as they fall due (as such expression is defined in either sub-section (1)(a) to (d) (inclusive) or sub-section (2) of Section 123 of the Insolvency Act 1986).

17.3  No  voluntary arrangement (as referred to in the Insolvency Act
      1986) or scheme of arrangement as regards its creditors has been proposed by the Directors or is in operation in relation to the Company.

17.4 The Company has not entered into any transaction nor been given a preference to which sections 238, 239 or 423 of the Insolvency Act 1986 apply or which may otherwise be liable to be set aside or avoided for any reason.

18    Intellectual Property

18.1 The businesses of the Companies and the processes, data, material and software employed by any of them and the goods, services and software supplied by any of them in the United Kingdom or elsewhere in the world do not infringe, use, involve the misappropriation of, or embody the subject matter of, or (except as set out in Part 2 of Schedule 5) require a licence under any Intellectual Property in which any other person has rights of any nature; and no claims have been made by any person which, if pursued, might be in breach of or be otherwise material to any of the warranties in this or any other part of this paragraph 18.

18.2 Short particulars of all licences entered into by any of the Companies in relation to Intellectual Property, and in respect of which any of the Companies is a or the licensor, are set out in Part 1 of Schedule 5; and in respect of which any of the Companies is a or the licensee or otherwise a party, are set out in Part 2 of Schedule 5.

18.3 No plant or equipment, goods, services, documentation, software, data or other items used by any of the Companies in the course of their respective businesses has or have been supplied under:

      (a) any agreement or arrangement which precludes its or their sale, transfer, assignment, disposal or use by any other person other than any which may arise by reason of retention of title or similar clauses in the terms on which suppliers supply products in the ordinary course of business; or

      (b) any licence or permission that may cease on any change in the control of any of the Companies or any transfer of the legal or beneficial interest in any shares in any of the Companies.

18.4 No Intellectual Property in which any of the Companies has any interest and which is, or is likely to be, material to the business of any of the Companies is:

      (a) so far as each of the Vendors is aware being infringed, misappropriated or used without permission by any other person; or

      (b) subject to any licence, estoppel or authority or similar right in favour of any other person, except as set out in the agreements listed in Part 1 of Schedule 5.

18.5 All Intellectual Property which is registered in the name of any of the Companies, or in respect of which any of the Companies has made application for registration, is:

      (a)   listed and briefly described in Part 3 of Schedule 5;

      (b) legally and beneficially vested in the relevant one of the Companies; and

      (c)   so far as the Vendors are aware, valid and enforceable.

18.6 So far as the Vendors are aware (having made no enquiry) no other person has registered or applied to register in any country any invention, topography, copyright work, design, trade or service mark or name, plant variety, trade secret or know-how made, or claimed to be owned, by any of the Companies.

18.7 The licences, agreements and arrangements listed in Parts 1 and 2 of Schedule 5 (true, current and complete copies of each of which have been supplied to the Purchaser) have been entered into in the ordinary course of business, are in full force and effect and no notice has been given on either side to terminate any of them and no amendment made or accepted to their terms since they were first entered into; and so far as each of the Vendors is aware the obligations of all parties under each of the same have been fully complied with and no disputes exist or are anticipated in respect of any of them.

18.8 Other than to the Purchaser and to agents, employees or professional advisers of the Purchaser and the Vendors, none of the Companies has knowingly disclosed, or knowingly or recklessly permitted to be disclosed, or undertaken or arranged to disclose, to any person any of their know-how, trade secrets, confidential information or lists of customers or suppliers.

18.9 No claim has been made, and the Directors are not aware of the possibility of any claim, for compensation by an employee of any of the Companies carrying on trade in the UK under Section 40 of the Patents Act 1977 or under any comparable legislation in any part of the world.

18.10 None of the Companies operates as a computer bureau, as that term is defined in the Data Protection Act 1984, in the United Kingdom or elsewhere in the world; and no notice of any kind has been served on any of the Companies under any provision under any part of that Act or any analogous legislation in any part of the world. Insofar as any of the Companies is a "Data User" under the Act or in an equivalent position under any analogous legislation in any other country:

      (a) all necessary applications for registration have been duly made; and

      (b) the details supplied to the Registrar, or other official concerned, in relation to each application are accurate and complete.

19    Competition

      The  Vendors are not aware (having made no enquiries and having
      no   knowledge  of  the  detail  of  relevant  competition  law requirements) that the Company has done anything which, or is a
      member   or  party  to  any  agreement  or  arrangement  which,
      contravenes or requires registration or notification under any of the provisions of the Fair Trading Act 1973, the Restrictive Trade Practices Acts, the Resale Prices Act 1976, the Treaty of Rome; or the Competition Act 1980 or any other anti-trust, anti-monopoly or anti-cartel legislation or regulation in any country of the world in which or with which it does business.

      ATTESTATIONS


      Signed by the said                  )
      JOHN FREDERICK CAVE           )  /s/ John Frederick Cave
      in the presence of:                 )


      Signed by the said                  )
      SUSAN JANE CAVE               ) /s/ Susan Jane Cave
      in the presence of:                 )
                                    )

      Signed by the said                  )
      MICHAEL ARTHUR HOLMAN         ) /s/ Michael Arthur Holman
      in the presence of:                 )


      Signed for and on behalf of         )
      DATAWATCH CORPORATION         ) /s/ Bruce R. Gardner
      in the presence of:                 )  BRUCE R. GARDNER,
                                       Executive Vice President